                                                                   EXHIBIT 21.1

                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------
Arlington Surgicare Partners,
Ltd.                                                Texas

Aspen Healthcare Holdings
Limited                                               UK

Aspen Healthcare Limited                              UK

Baptist Surgery Center, L.P.                       Tennessee

Centennial Surgery Center, Ltd.                    Tennessee

Central Virginia Surgi-Center,
L.P.                                               Virginia

Centro de Patologia Celular y
Diagnostico Prenatal, S.A.                           Spain

Clinica Maternal Nuestra
Senora de la Esperanza, S.A.                         Spain

Clinica Sagrado Corazon S.L.                         Spain

Columbia Healthcare
Corporation of Spain, S.L.
(now called United Surgical
Partners Barcelona, S.L.)                            Spain

Creekwood Surgery Center, L.P.                      Missouri


                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------

Dallas Surgical Partners, L.L.P.                      Texas

Day-Op Management Company,
Inc.                                                New York

Day-Op Surgery Consulting
Company, LLC                                        Delaware

Decatur Surgery Center, L.P.                        Delaware

Decatur GI (not a separate
entity)

Densitometria Oseo
Computorizada, S.L.                                   Spain

Denton Surgicare Partners, Ltd.                       Texas

Desoto Surgicare Partners, Ltd.                       Texas

Diagnosticos y Tratamientos
Medicos, S.A.                                         Spain

Doctors Outpatient
SurgiCenter, Ltd.                                     Texas

East-West Surgery Center, L.P.                       Georgia

Estudios Functionales, S.A.                            Spain

Ft. Worth Surgical Hospital, L.L.P.                    Texas

Ft. Worth Surgicare Partners                           Texas

Frisco Medical Center, L.L.P.                          Texas

Garland Surgicare Partners, Ltd.                       Texas

Georgia Musculoskeletal
Network, Inc.                                         Georgia


                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------

Global Healthcare Partners, Ltd.                      UK

Grapevine Surgicare Partners, Ltd.                   Texas

Health Horizons of Decatur, Inc.                   Tennessee

Health Horizons of Kansas
City, Inc.                                         Tennessee

Health Horizons of
Murfreesboro, Inc.                                 Tennessee

Health Horizons of Nashville, Inc.                 Tennessee

Hospitalizacion y Servicios, S.A.                    Spain

Imagenes Diagnosticas, S.A.                          Spain

Instituto Dexeus, S.A.                               Spain

Instituto Policlinico Santa
Teresa, S.A.                                         Spain

Las Cruces Surgery Center, LLC                    New Mexico

Lawrenceville Surgery Center, L.L.C.                Georgia

MedCenter Management Services, Inc.                Delaware

Medical Documenting Systems, Inc.                  Delaware

Metroplex Surgicare Partners, Ltd.                   Texas

Middle Tennessee Ambulatory
Surgery Center, L.P.                               Delaware

Mountain Empire Surgery
Center, L.P.                                        Georgia



                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------

Neurosurgical Associates, Inc.                       New Mexico

New Mexico Orthopaedic Surgery
Center, L.P.                                           Georgia

Northwest Georgia Orthopaedic
Surgery Center, L.L.C.                                 Georgia

NYCAS Administrative Services, LLC                    Delaware

Ortho Excel, Inc.                                     Delaware

OrthoLink ASC Corporation                             Tennessee

OrthoLink/Baptist ASC, LLC                            Tennessee

OrthoLink of Colorado, Inc.                           Colorado

OrthoLink/Georgia ASC, Inc.                            Georgia

OrthoLink/Murfreesboro ASC, LLC                       Tennessee

OrthoLink/New Mexico ASC, Inc.                         Georgia

Ortholink Occupational
Medicine Services Corporation                         Tennessee

OrthoLink Physicians
Corporation                                           Delaware

OrthoLink Securities
Corporation                                           Tennessee

OrthoLink/TN ASC, Inc.                                Tennessee

OrthoLink/TOC, LLC                                    Tennessee

Orthopedic and Surgical
Specialty Company, LLC                                 Arizona


                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------
Parkway Surgery Center, LLC                           Nevada

Parkwest Surgery Center, L.P.                        Tennessee

Physicians Pavilion, L.P.                            Delaware

Resonancia Nuclear Magnetica
Santa Teresa, S.L.                                     Spain

Resurgens Surgery Center, LLC                         Georgia

Roswell Surgery Center, LLC                           Georgia

Saint Thomas Campus Surgicare, L.P.                  Tennessee

Saint Thomas Hendersonville
Surgicare, L.P.                                      Tennessee

Saint Thomas/USP Surgery
Centers, L.L.C.                                      Tennessee

San Gabriel Valley Surgical
Center, L.P.                                        California

Sarasota Surgicare, Ltd.                              Florida

Shrewsbury Surgery Center, LLC                      New Jersey

Southwest Spine Center, Inc.                        New Mexico

Tennessee Musculoskeletal,
Network, Inc.                                        Tennessee

Teton Outpatient Surgery, LLC                         Wyoming

Texas Health Venture
Arlington, L.L.C.                                      Texas

Texas Health Venture Denton L.L.C.                     Texas


                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------
Texas Health Venture DSP L.L.C.                        Texas

Texas Health Venture Fort
Worth, L.L.C.                                          Texas

Texas Health Venture Frisco, L.L.C.                    Texas

Texas Health Venture Garland L.L.C.                    Texas

Texas Health Venture
Grapevine, L.L.C.                                      Texas

Texas Health Ventures Group, L.L.C.                    Texas

Texas Outpatient Surgicare
Center, Inc.                                           Texas

THVG Bedford, L.L.C.                                   Texas

THVG DeSoto, L.L.C.                                    Texas

THVG Fort Worth, L.L.C.                                Texas

THVG Valley View L.L.C.                              Delaware

THVG/HealthFirst L.L.C.                                Texas

Toms River Surgery Center, L.L.C.                   New Jersey

TOPS Specialty Hospital, Ltd.                          Texas

Unidad de Recuperacion del
Suelo Pelvico, S.L.                                    Spain

United Surgery
Center-Southeast Ltd.                                  Texas

United Surgical Partners
Europe, S.L.                                           Spain

United Surgical Partners
Madrid S.L.                                            Spain

United Surgical Partners
Malaga S.L.                                            Spain


                                                    STATE OF
                                           INCORPORATION/ORGANIZATION
                                           --------------------------
University Surgery Center, Ltd.                       Florida

USP Chandler, Inc.                                    Arizona

USP Coast, Inc.                                    California

USP Dermoestetica S.L.                                  Spain

USP Domestic Holdings, Inc.                          Delaware

USP Fredericksburg, Inc.                             Virginia

USP International Holdings, Inc.                     Delaware

USP Las Cruces, Inc.                                New Mexico

USP Long Island, Inc.                                Delaware

USP Manhattan, Inc.                                  New York

USP Nevada Holdings, LLC                              Nevada

USP Nevada, Inc.                                      Nevada

USP New Jersey, Inc.                                New Jersey

USP North Texas, Inc.                                Delaware

USP Pasadena, Inc.                                     Texas

USP Sarasota, Inc.                                    Florida

USP South Houston, Inc.                                Texas

USP Tennessee, Inc.                                  Tennessee

USP Texas, L.P.                                        Texas

USP West Covina, Inc.                               California

USP Westwood, Inc.                                  California

USP Winter Park, Inc.                                 Florida

USPE Holdings Limited                                   UK

Valley View Surgicare
Partners, Ltd.                                         Texas

Warner Park Surgery Center, L.P.                      Arizona